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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Madison Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300
Date of fiscal year end:  September 30
Date of reporting period:  March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

SEMI-ANNUAL REPORT (unaudited)

March 31, 2010

Madison Mosaic

Government Money Market

Contents

Letter to Shareholders	1
Portfolio of Investments	2
Statement of Assets and Liabilities	3
Statement of Operations	3
Statements of Changes in Net Assets	4
Financial Highlights	4
Notes to Financial Statements	5
Fund Expenses	8

Letter to Shareholders

The six-month period ended March 31, 2010 saw the yield of Government Money Market remain at the lowest levels since fund inception as the Federal Reserve Board maintained the Federal Funds Rate at a historic low of 0%-0.25%. Money market rates and the Federal Funds rate are closely linked, with the Fed rate posture reflected in the yield of money market funds.

Economic Overview

Investors in money markets which invest in government securities have experienced an extended period of low returns, as the Federal Reserve continued to provide as much stimulus as possible through a rock-bottom Federal Funds Rate. In many ways, this admittedly low-earning vantage point has been advantageous as we have witnessed over the past few years one of the more calamitous periods in U.S. economic history. As of period end, investors who received the 10-year return of the S&P 500, which is considered a proxy for the overall domestic stock market, actually lost money, while over the same period, investors in conservatively postured money markets showed solid gains. We realize that this may be of limited comfort to current fund investors who are patiently waiting for the interest rate environment to improve from its unusual condition; levels currently so low that the fund is unable to issue any yield

The economic climate over the six-month period of this report was characterized by considerable optimism fueled by positive economic news, even though these improvements typically came from deeply depressed levels. While unprecedented economic stimulus seemed to be gaining traction, this was of little comfort to those represented in the persistently high unemployment numbers, or among the increasing percentage of homeowners whose mortgages showed a larger balance than the value of their homes.

Outlook

Despite the persistent clouds of high unemployment and housing troubles, general business and economic trends were positive enough to spark speculation of a move in the Fed Funds Rate, a prerequisite for an increase in money market returns. One indication of a turn in policy was the increase in mid-February by the Fed of their Discount Rate, the fee charged for emergency loans to banks. This was explained by the Fed as a response to improving conditions in the credit markets and bank sector. It is our opinion that the Fed will be in no hurry to increase the Fed Funds Rate as long as unemployment is high and inflation is muted. Nevertheless, we feel that modest increases from the current rates could be accomplished without changing the underlying stimulus which low rates provide. As a result, we are keeping an eye on key economic indicators with the expectation that the Fed might begin to take rates higher as early as late 2010.

Sincerely,

(signature)

Christopher Nisbet, CFA
Vice President & Portfolio Manager

Semi-Annual Report 1

Madison Mosaic Government Money Market March 31, 2010
Portfolio of Investments (unaudited)

	PRINCIPAL AMOUNT	VALUE
US GOVERNMENT AGENCY OBLIGATIONS: 98.5% of net assets

Fannie Mae, 0.07%, 4/7/10	$650,000	$649,992
Fannie Mae, 2.5%, 4/9/10	1,000,000	1,000,521
Fannie Mae, 0.10%, 4/15/10	750,000	749,971
Fannie Mae, 0.09%, 4/27/10	1,000,000	999,935
Fannie Mae, 0.12%, 5/4/10	700,000	699,923
Fannie Mae, 0.14%, 5/5/10	700,000	699,907
Fannie Mae, 0.12%, 5/12/10	600,000	599,918
Fannie Mae, 0.15%, 5/14/10	700,000	699,875
Fannie Mae, 0.14%, 5/19/10	750,000	749,855
Fannie Mae, 0.14%, 5/20/10	750,000	749,857
Federal Home Loan Bank, 0.10%, 4/5/10	700,000	699,992
Federal Home Loan Bank, 0.08%, 4/16/10	650,000	649,978
Federal Home Loan Bank, 0.12%, 4/28/10	700,000	699,937
Federal Home Loan Bank, 0.14%, 5/12/10	900,000	899,856
Federal Home Loan Bank, 0.13%, 5/24/10	750,000	749,857
Federal Home Loan Bank, 0.15%, 5/26/10	1,000,000	999,794
Federal Home Loan Bank, 0.15%, 6/2/10	700,000	699,819
Federal Home Loan Bank, 0.18%, 6/4/10	650,000	649,792
Federal Home Loan Bank, 0.18%, 6/9/10	1,000,000	999,645
Freddie Mac, 0.12%, 4/1/10	1,000,000	1,000,000
Freddie Mac, 0.09%, 4/12/10	900,000	899,977
Freddie Mac, 0.10%, 4/19/10	1,000,000	999,950
Freddie Mac, 0.06%, 4/20/10	750,000	749,976
Freddie Mac, 0.13%, 4/26/10	921,000	920,923
Freddie Mac, 0.14%, 6/1/10	700,000	699,835
Freddie Mac, 0.14%, 6/8/10	1,197,000	1,196,660
Freddie Mac, 0.16%, 6/14/10	1,000,000	999,671
Freddie Mac, 0.17%, 6/21/10	250,000	249,901
Freddie Mac, 0.17%, 6/29/10	750,000	749,685

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $23,115,002)		$23,115,002

	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT: 1.6% of net assets
With U.S. Bank National Association issued 3/31/10 at 0.01%, due 4/1/10, collateralized by $393,859 in Fannie Mae #555745 due 9/1/18. Proceeds at maturity are $386,130 (Cost $386,129)		$386,129

TOTAL INVESTMENTS (Cost $23,501,131)+		$23,501,131

LIABILITIES LESS CASH AND RECEIVABLES: (0.1)% of net assets		(32,272)

NET ASSETS: 100%		$23,468,859
+ Aggregate cost for federal income tax purposes as of March 31, 2010.

The Notes to Financial Statements are an integral part of these statements.

Semi-Annual Report 2

Madison Mosaic Government Money Market March 31, 2010
Statement of Assets and Liabilities (unaudited)

ASSETS
Investments, at value (Note 1)
Total government agency obligations	$23,115,002
Repurchase agreement	386,129
Total investments (cost $23,501,131)	23,501,131
Capital shares sold	124
Interest receivable	11,944
Total assets	23,513,199
LIABILITIES
Payables
Capital shares redeemed	40,605
Independent trustee fees	1,500
Auditor fees	2,235
Total liabilities	44,340
NET ASSETS	$23,468,859
Net assets consists of:
Paid in capital	23,468,856
Accumulated net realized gains	3
Net Assets	$23,468,859
CAPITAL SHARES OUTSTANDING An unlimited number of capital shares, without par value, are authorized (Note 5)	23,468,940
NET ASSET VALUE PER SHARE	$1.00

Statement of Operations (unaudited)

For the six-months ended March 31, 2010

INVESTMENT INCOME (Note 1)
Interest income	$14,443
EXPENSES (Notes 3, 4 and 6)
Investment advisory fees	$61,102
Service agreement fees	42,773
Independent trustee and auditor fees	6,485
Expenses waived	(95,917)
Total expenses	14,443
NET INVESTMENT INCOME	--
NET REALIZED GAIN ON INVESTMENTS	3
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3

The Notes to Financial Statements are an integral part of these statements.
Semi-Annual Report 3

Madison Mosaic Government Money Market
Statements of Changes in Net Assets

	(unaudited) Six-Months Ended March 31,	Year Ended Sept. 30,
	2010	2009
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$--	$130,790
Net realized gain on investments	3	655
Total increase in net assets resulting from operations	3	131,445
DISTRIBUTION TO SHAREHOLDERS
From net investment income	--	(130,790)
From net capital gains	(655)	(2,111)
Total distributions	(655)	(132,901)
CAPITAL SHARE TRANSACTIONS (Note 5)	(2,347,845)	(5,155,966)
TOTAL DECREASE IN NET ASSETS	(2,348,497)	(5,157,422)
NET ASSETS
Beginning of period	$25,817,356	$30,974,778
End of period	$23,468,859	$25,817,356

Financial Highlights

Selected data for a share outstanding for the periods indicated.
	(unaudited) Six-Months Ended March 31,	Year Ended September 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	-- *	-- *	0.03	0.05	0.04
Less distributions from net investment income	-- *	-- *	(0.03)	(0.05)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	--	0.43	2.73	4.70	4.05
Ratios and supplemental data
Net assets, end of period (thousands)	$23,469	$25,817	$30,975	$35,860	$36,846
Ratio of expenses to average net assets before fee waiver (%)	0.901	0.89	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver (%)	0.121	0.45	0.63	0.63	0.63
Ratio of net investment income to average net assets before fee waiver (%)	(0.78)1	0.01	2.47	4.35	3.69
Ratio of net investment income to average net assets after fee waiver (%)	--	0.45	2.72	4.60	3.94

* Greater than $0.00 but less than $0.01. A small short-term gain was realized and a small distribution (<0.01) was made for the six-months ended March 31, 2010 and the year ended September 30, 2009. Additionally, net investment income was earned and distributed for the year ended September 30, 2009.
1Annualized.

The Notes to Financial Statements are an integral part of these statements.

Semi-Annual Report 4

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Government Money Market (the "FundÓ) is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Securities Valuation: Portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount, which approximates fair value.

The Fund adopted Financial Accounting Standards Board ("FASB") guidance on fair value measurements effective January 1, 2008.  Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The guidance establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs), and to establish classification of fair value measurements for disclosure purposes.

Various inputs as noted above are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

Level 1: Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. In April 2009, the FASB issued guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of March 31, 2010:

Fund	Level 1	Level 2	Level 3	Value at 3/31/2010
Government
U.S. Government Agency Obligations	$--	$23,115,002	$--	$23,115,002
Repurchase Agreement	--	386,129	--	386,129
Total	$--	$23,501,131	$--	$23,501,131

At March 31, 2010 and for the six-months then ended, the Fund held no Level 3 securities. Please see the Portfolio of Investments for a listing of all securities within the U.S. Government Agency Obligations category.

In March 2008, FASB issued guidance regarding enhanced disclosures about funds’ derivative and hedging activities. Management has determined that there is no impact on the Fund’s financial statements as the Fund currently does not hold derivative financial instruments.
Semi-Annual Report 5

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Earlier adoption is permitted. In the period of initial adoption, the Fund will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. However, those disclosures are required for periods ending after initial adoption. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the years ended September 30, 2009 and 2008 were $132,901 and $926,857, respectively. The 2009 distribution was comprised of $2,111 short-term capital gain and $130,790 of ordinary income. The 2008 distribution was all from ordinary income. The distributions were identical for book purposes and tax purposes. As of March 31, 2010, the Fund had $3 of accumulated net realized gains as the only component of distributable earnings on a tax basis.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

The Fund adopted the provisions of FASB guidance on accounting for uncertainty in income taxes in June 2007. The implementation resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Fund.

As of and during the period ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund’s custodian bank. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same adviser, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or Federal agency obligations. The Fund has approximately a 2.1% interest or $386,129 in the consolidated repurchase agreement of $18,544,251 collateralized by $18,915,466 in United States Treasury Notes. Proceeds at maturity are $18,544,257.

3. Investment Advisory Fee and Other Transactions with Affiliates. The investment advisers to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("Madison"), and Madison (together, the "Adviser"), earn an advisory fee equal to 0.50% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Since December 9, 2002, the Adviser has been voluntarily waiving 0.25% of this fee for the Fund. For the period ended March 31, 2010, the waived amount was $30,551. This waiver may end at any time.

The Adviser will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Adviser for the period ended March 31, 2010.

As disclosed in Note 4 below, due to the historically low yields of the securities in which the Fund invests, the Adviser is also waiving all Fund fees and expenses in excess of the Fund’s actual yields until its yield without expenses exceeds 0.50%.

4. Other Expenses. Under a separate Services Agreement, the Adviser will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets, other than the expenses of the Fund’s Independent Trustees and auditor ("Independent Service Providers") which are paid directly based on cost and any costs associated with the Line of Credit described in Note 6. The Fund also pays its fees related to portfolio holdings and extraordinary or nonrecurring fees. For the period ended March 31, 2010, this services fee was 0.35%. The Fund uses U.S. Bancorp Fund Services, LLC as its transfer agent and U.S. Bank as its custodian. The transfer agent and custodian fees are paid by the Adviser and allocated to the Fund and are included in other expenses (i.e., these fees are included in the service fee payable to the Adviser under the Services Agreement). The Fund paid $6,485 directly for Independent Service Providers fees and extraordinary expenses for the six-months ended March 31, 2010.

Due to the historically low yields of the securities in which the Fund invests, the Adviser has committed to waive payments for all Fund expenses in excess of the Fund’s actual yields until its yield without expenses exceeds 0.50%. For the period ended March 31, 2010, the additional waived amount was $65,366.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars) were as follows:

	(unaudited) Six-Months Ended March 31,	Year Ended Sept. 30,
	2010	2009
Shares sold	$2,387,516	$7,385,657
Shares issued in reinvestment of dividends	709	130,310
Total shares issued	2,388,225	7,515,967
Shares redeemed	(4,736,070)	(12,671,933)
Net decrease	$(2,347,845)	$(5,155,966)

6. Line of Credit. The Fund has a $10 million revolving credit facility with a bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 0.5% (effective rate of 2.75% at March 31, 2010). The line of credit contains
Semi-Annual Report 6

loan covenants with respect to certain financial ratios and operating matters. The Fund was in compliance with these covenants as of March 31, 2010. During the period ended March 31, 2010, the Fund did not draw on its line of credit.

7. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund’s financial statements through May 21, the date the financial statements were issued.

Semi-Annual Report 7

Fund Expenses (unaudited).

Example: This Example is intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 3 and 4 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on October 1, 2009 and held for the six-months ended March 31, 2010.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return1
	Actual Total Return2	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3
Government Money Market	0.00%	$1,000.00	$1,000.00	0.12%	$0.59
1For the six months ended March 31, 2010.2Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.3Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes
The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return1
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio2	Expenses Paid During the Period2
Government Money Market	5.00%	$1,000.00	$1,025.19	0.12%	$0.60
1For the six months ended March 31, 2010.2Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund only invests in non-voting securities. Nevertheless, the Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolio. These policies are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies may also be obtained by visiting the SEC’s web site at www.sec.gov. The Fund will respond to shareholder requests for copies
Semi-Annual Report 8

of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call us at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Semi-Annual Report 9

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Small/Mid-Cap Fund
Disciplined Equity Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Core Bond Fund
Institutional Bond Fund
Madison Corporate Income Shares (COINS) Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Madison Mosaic Funds(R)
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS

Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3063

(Madison Mosaic logo) Madison Mosaic Funds(R)
www.mosaicfunds.com

SEC File Number 811-2910

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No changes.

Item 11. Controls and Procedures.

(a) The Trust's principal executive officer and principal financial officer determined that the Trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Government Money Market Trust

By: (signature)

Holly Baggot, Secretary
Date: May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer
Date: May 26, 2010

By:  (signature)

Greg Hoppe, Chief Financial Officer
Date: May 26, 2010